UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BDC CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  Title of each class of securities to which transaction applies: Common

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BDC CAPITAL, INC.

11974 Portland Avenue

Burnsville, MN 55337

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2005

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of BDC Capital, Inc. (the "Company") for use at the Company's special meeting of Shareholders, to be held at 8:00 a.m., September 13, 2005 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 11974 Portland Avenue, Burnsville, MN, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about August 25, 2005.

A special meeting of shareholders of BDC Capital, Inc., a Minnesota corporation (the "Company"), will be held on September 13, 2005, at 8:00 a.m. local time, at the corporate offices, for the following purposes:

1. To ratify the adoption of a resolution by the Company's Board of Directors that allows the Company to issue shares of common stock at below net asset value.

2. To approve structure of preferred shares, including protection against reverse splits.

3. To elect all members of the Board of Directors.

4. To approve Carver Moquist & O'Connor, LLC as the Company's independent auditors for the coming year;

5. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to allow the Board of Directors the authority to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

6. To approve granting the Board of Directors the authority to elect, at the Board's discretion, to withdraw the Company's election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940.

7. To approve an Employee Stock Option Plan under Section 61(a)(3)(A) of the Investment Company Act of 1940.

8. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on August 15, 2005 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Richard A. Pomije

Richard A. Pomije, Chief Executive Officer

Signed at: Burnsville, MN 55337

Date: August 9, 2005

BDC CAPITAL, INC.

11974 PORTLAND AVENUE

BURNSVILLE, MN 55337

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2005

INTRODUCTION

This Information Statement is being furnished to the shareholders of BDC Capital, Inc., a Minnesota corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on September 13, 2005 at the corporate offices, at 8:00 a.m. local time. Only shareholders of record at the close of business on August 15, 2005 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about August 25, 2005.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To ratify the adoption of a resolution by the Company's Board of Directors that allows the Company to issue shares of common stock at below net asset value.

2. To approve structure of preferred shares, including protection against reverse splits.

3. To elect all members of the Board of Directors.

4. To approve Carver Moquist & O'Connor, LLC as the Company's independent auditors for the coming year;

5. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to allow the Board of Directors the authority to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

6. To approve granting the Board of Directors the authority to elect, at the Board's discretion, to withdraw the Company's election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940.

7. To approve an Employee Stock Options Plan under Section 61(a)(3)(A) of the Investment Company Act of 1940.

8. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 11974 Portland Avenue, Burnsville, Minnesota, 55337.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to ratify the adoption of a resolution by the Company's Board of Directors which allows the Company to issue shares of common stock at below net asset value is described below.

TO RATIFY THE ADOPTION OF A RESOLUTION BY THE COMPANY'S BOARD OF DIRECTORS WHICH ALLOWS THE COMPANY TO ISSUE SHARES OF COMMON STOCK AT BELOW NET ASSET VALUE.

The Company's Board of Directors has unanimously adopted a resolution authorizing the Company to sell its common stock at prices below net asset value. The Board of Directors believes that this is in the Company's best interest as it may be necessary, at some point in the future, to sell stock below its net asset value in order to raise capital for acquisitions or to finance operations. Shareholder approval is being sought to allow the Company to sell stock in the event the stock price falls below the net asset value per share.  The Company and Board of Directors have determined that sales below net asset value are in the best interest of the Company and its shareholders.

Reason for Action: Section 63 of the Investment Company Act of 1940 states, in part, that:

 "A business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if--

  the holders of a majority of such business development company's outstanding voting securities, and the holders of a majority of such company's outstanding voting securities that are not affiliated persons of such company, approved such company's policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities;
  a required majority of the directors of or general partners in such business development company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and
  a required majority of the directors of or general partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount."

This section requires that the Company obtain the approval of a majority of non-affiliate shareholders, in addition to the approval of the Board of Directors, before selling stock at prices below net asset value per share.  The Board of Directors has already approved this action and is therefore seeking shareholder approval.  Historically, the Company's stock has traded at or above net asset value and all stock sales have been at or above net asset value. The Company's stock price is presently trading higher than the Company's net asset value (calculated as total assets less total liabilities), and the Company has no immediate plans to sell stock at prices below net asset value.  However, the Company's net asset value is subject to fluctuation depending on timing of payables and accrued expenses and the appreciation of portfolio investments.  These fluctuations may not translate into a corresponding adjustment in the Company's stock price in a timely manner, which could result in the Company's stock price at times trading below the net asset value of the Company.  Without the approval of the Shareholders to sell stock at prices below net asset value, the Company would be precluded from selling stock to raise capital during periods where the stock price is below net asset value. The inability of the Company to raise capital at these times could result in the Company being unable to meet current obligations and, potentially, cease operating as a going concern.

Effect: If passed, the Company will have the ability to issue stock for cash or exchange debt for stock at prices below the net asset value per share.  Any sale of stock below net asset value would result in an immediate dilution to existing shareholders and could potentially cause the further erosion on the net asset value per share. If such sales are made, current shareholders may be subsidizing new shareholders who purchase shares at prices below net asset value.   The Company does not have a defined maximum number of shares that can be sold or a defined minimum sales price per share.  The sales price per share has had an imposed floor corresponding to the net asset value per share.  If this resolution passes, the Company will not be subject to this imposed price floor.

Sales below net asset value may only be made within one (1) year of the date of shareholder approval.  There have been no sales of stock, or conversion of debt into stock, at any price to affiliates or insiders (including officer and directors) of the Company.  The Investment Company Act of 1940 specifically prohibits the sale of stock that is exempt under Regulation E to affiliates of the Company.  The Company will continue to ensure that all stock sales, regardless of price, are to third parties in arm's length negotiated contracts.

The Company's net asset value (NAV) per share was $0.05 as of May 31, 2005, the last date for which NAV is available.   The Company projects an NAV of approximately $0.05 per share for August 31, 2005. The Company calculates NAV at the end of each calendar month; however, in the case of quarter and year end months, NAV is not available and calculated until after the financial statements have been reviewed by the Company's independent auditors.  NAV is then calculated and used on a go-forward basis from the date it is available.

The following table illustrates the maximum potential dilutive effect of issuing stock below net asset value per share, assuming that the Company were to issue all of its remaining unissued common stock (approximately 2 million shares) at $0.01, using the projected NAV as of August 31, 2005:

Assumed sales price per share		$0.01
Projected net asset value per share as of August 31, 2005	$0.052
Decrease per share attributable to new investors	$0.026
Pro forma as adjusted net asset value per share after this offering		$0.031
Increase in pro forma net asset value per share to new investors		$0.005

Historical sales of stock compared to NAV:

The Company has sold or converted approximately 22,256,608 shares of stock since electing to be regulated as a Business Development Company.  All or some of these shares may have been sold at or below NAV. Sales by quarter relative to NAV are as follows:

Quarter	Shares Sold	Price	NAV
Feb. 28, 2005	3,041,117.01		0.12
May 31, 2005	10,722,465.01		0.05

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

Approval of the resolution of the Board of Directors allowing the issuance of shares below net asset value requires the affirmative vote of a majority of the combined Votes Cast.

A vote FOR is a vote in favor approval the Resolution of the Board of Directors allowing for the sale of common stock below Net Asset Value.

APPROVAL OF STRUCTURE OF PREFERRED SHARES

On February 4, 2005, the Corporation's board of directors designated 20,000,000 shares of preferred stock as Series A Preferred Stock.

The Series A Preferred Stock ("Series A Preferred") is non-interest bearing, does not have voting rights and is not entitled to receive dividend. Each share of Series A Preferred issued can be converted into common stock on a 1:1 basis after a twelve month period. Should a liquidation event occur, the Series A Preferred automatically converts into common stock based on the foregoing formula. Further, the Series A Preferred is not affected by forward or reverse splits on the Corporation's common stock or other adjustments to the Corporation's capital structure. Finally, Series A Preferred is entitled to elect a majority of the Corporation's board of directors at all times, provided that a majority of the board of directors is, at all times, independent.

The Corporation has currently 10,000,000 Series A Preferred approved for issuance.

The Board of Directors is seeking approval of the above terms for the Series A Preferred stock.

A vote FOR is a vote in favor approval the terms of Series A Preferred stock as set forth above.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of three individuals: Richard A. Pomije, Jeff Mills and Dan Janisch. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Age	Position
Richard A. Pomije	50	Chairman, President, CEO & Secretary/Treasurer

Jeff Mills	48	Director

Dan Janisch	57	Director

RICHARD A. POMIJE has been with eNetpc and BDC since 1982 and has served as President, Secretary, Treasurer, and a director since 1996. He had previously served in such positions from 1983 through 1992. Mr. Pomije's primary responsibilities include overall strategic planning. Mr. Pomije holds a degree in Communication Technology, Audio Technology and Technical Services from Brown Institute. Mr. Pomije also received a First Class FCC license with radar endorsement.

JEFF MILLS became a director in December 2003. Mr. Mills has worked for Xerox Corporation for the past 17 years in various operation and sales positions. He has also served as director for one private company and has served as president, owner and operator of various business ventures. Mr. Mills is a 1984 graduate of the University of Northern Iowa and has held several security licenses.

DAN JANISCH became a director in March 2005. Mr. Janisch is President and CEO of Black Diamond Capital, a private equity firm based in Minneapolis, Minnesota. He has more than 30 years of experience in business strategy development and operational execution in a wide range of industries, including manufacturing, technology, telecommunications, professional service, distribution and healthcare ranging from privately held emerging firms to Fortune 500 Companies. He has led the start-up and sale of two companies, and held corporate and or operational positions with Holiday Inns International, Honeywell Inc., and Cray Research. As president of Black Diamond Capital, Janisch is responsible for raising capital, due diligence, strategic acquisitions and operational oversight of portfolio companies. Prior to Black Diamond he was Vice President, Strategic Advisory & Turnaround group, one of the top five turnaround firms in the U.S.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Minnesota statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF CARVER MOQUIST & O'CONNOR, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Board of Directors has selected Carver Moquist & O'Connor, LLC to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending February 28, 2006. The Board of Directors has determined that the Company's auditors for the year ending February 28, 2006, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Carver Moquist & O'Connor, LLC to attend the Shareholder Meeting.

Audit Fees: The Company was billed $14,758 for the audit of its annual financial statements for the year ended February 28, 2005.

Financial Information Systems Design and Implementation Fees: The Company has paid $_0___ for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $0.00.

No Dissenters' Rights: Pursuant to the Minnesota Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Carver Moquist & O'Connor, LLC as the Company's auditors until the next Annual Meeting.

AMENDMENT OF ARTICLES OF INCORPORATION TO ALLOW BOARD OF DIRECTORS TO AUTHORIZE SPLITS OF THE COMPANY'S COMMON STOCK

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to allow the Board of Directors the authority to authorize splits of the Company's Common Stock at such future dates as it deems necessary. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion.

The Articles of Incorporation will be amended to read as follows:

Tenth Article is changed to read as follows:

ARTICLE X

Amendment of these Articles of Incorporation may be accomplished at any duly held meeting of the shareholders at which persons owning at least two-thirds (2/3) of the outstanding voting shares are present in person or by proxy and vote in favor thereof.

The Board of Directors shall be vested with the power to make, alter, amend or rescind all or any of the By-Laws of this corporation, subject to the power of the shareholders to change or repeal such By-Laws; provided, the Board of Directors shall not make or alter any By-Law fixing their number, qualifications, classification, or term of office.

The Board of Directors shall have the power to increase or decrease its authorized capital stock or to reclassify the same, by changing the number, par value, designations, preferences, or relative, participating, optional, or other special rights of the shares, or the qualifications, limitations or restrictions of such rights, or by changing shares with par value into shares without par value, or shares without par value into shares with par value either with or without increasing or decreasing the number of shares, or by subdividing or combining the outstanding shares of any class or series of a class of shares into a greater or lesser number of outstanding shares"

Effect:

No Dissenters' Rights: Pursuant to the Minnesota Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of amending the Articles of Incorporation, granting the Board of Directors the authority to make changes to the Company's Common Stock, as it deems necessary.

WITHDRAWAL OF ELECTION TO BE REGULATED UNDER SECTION 54 OF THE INVESTMENT COMPANY ACT OF 1940

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval for the authority, and the Board of Director's discretion, to file a withdrawal from being regulated under Section 54 of the Investment Company Act of 1940, as a business development company. The Board of Directors believes this will give additional flexibility to the Company to grow the current businesses and add new businesses without the stringent requirements of the Investment Company Act.

Effect: If the Board elects to withdraw the Company's election to be regulated by the Investment Company Act of 1940, the Company will continue to be subject to the provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934.

No Dissenters' Rights: Pursuant to the Minnesota Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the withdrawal of the election to be regulated under Section 54. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of granting the Board of Directors the discretion to withdraw the Company's election to be regulated under Section 54 of the Investment Company Act of 1940, as a business development company.

APPROVAL OF BOARD OF DIRECTORS TO ISSUE WARRANTS AND/OR OPTIONS UNDER OPTIONS PLAN

The Board of Directors is seeking shareholder approval for an employee stock options plan, which will allow the issuance of options and/or warrants for stock. Under Section 61(a)(3)(A) of the Investment Company Act of 1940, the Company may issue directors, officers or employees warrants, options or rights to subscribe or convert to voting securities of the Company, accompanied by securities, if:

a. Such warrants, options, or rights expire by their terms within ten years;

b. Such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

c. The exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

d. The proposal to issue such securities is authorized by the shareholders or partners of the Company, and such issuance is approved by the required majority of the directors of or general partners in the Company on the basis that such issuance is in the best interest of the Company and its shareholders or partners.

The Board of Directors is seeking shareholder approval to allow for the adoption of an Employee Stock Option Plan meeting the above requirements and is seeking shareholder approval of such Plan. The Board deems this action in the best interest of shareholders, as it will increase the Company's ability to compensate officers, directors and key employees to assist in the development of its business plan.

Effect: The Company will approve a Stock Option Plan and begin selling options or warrants under such plan to existing or potential new shareholders, as well as members of the Board of Directors and officers of the Company.

A vote FOR is a vote in favor of allowing the Company to adopt a Stock Option Plan and sell options or warrants under said plan.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

The Company's Articles of Incorporation authorize the issuance of 2,020,000,000 shares of common stock, with a par value of $0.01 per share, of which 109,225 shares are issued and outstanding as of the date of this offering.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights.

The Company does not currently anticipate paying any dividends on its common stock. In the event of a liquidation, dissolution or winding up of BDC Capital, the holders of shares of common stock are entitled to share pro-rata all assets remaining after payment in full of all liabilities, subject however, to any rights of the shareholders of preferred shares issued and outstanding at the time of such liquidation, dissolution or winding up of the Company. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 20,000,000 shares of Preferred Stock, of which 10,000,000 is authorized but not issued as of the date of this offering. The preferred stock may be issued in various series and may have preference as to dividends and to liquidation of the Corporation. The Board of Directors shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock, or any series thereof. Holders of preferred stock have no cumulative voting rights. The Company presently has one (1) class or series of preferred stock designated.

Series A Preferred Stock - There are ten million (10,000,000) shares of Series A Preferred Stock authorized and issued. The Series A Preferred Stocks is non-interest bearing, does not have voting rights and is not entitled to receive dividends. Each share of Series A issued can be converted into Common Stock on a 1:1 basis (a total of 10,000,000 shares of common stock). In the event of a liquidation event, the Series A stock automatically converts into common stock based on the foregoing formula. By designation, the Series A Preferred Stock is not affected by forward or reverse splits of the Company's common stock or other adjustments to the Company's capital structure. The Series A is entitled to name three members of the Company's Board of Directors at all times.

Options

As of the date hereof, the Company has cancelled all outstanding options. The options were issued as compensation for services, and generally had a life of five years.

Warrants

As of the date hereof, the Company has 2,200 warrants outstanding with exercise prices ranging from $5.00 to $10.00 and generally have a life of five years. The warrants have been issued in connection with the Company's issuance of common stock in the Company's private placement memorandum and as compensation for consulting services. The warrants have been approved by the shareholders. All remaining options are with old employees, and will expire in 2006.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 1, 2005, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 11974 Portland Ave., Burnsville, MN 55337.

Name of Beneficial Owner (1)	Number of shares	Percentage of Outstanding Shares
Richard A. Pomije	2,870,811(2)	41.12%

Jeff Mills	200,000(3)	2.86%

All directors and executive officers as a group (5 persons)	3,139,482	43.9%

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days.

(2) excludes 200,000 shares of Common Stock purchasable pursuant to the exercise of currently exercisable options.

(3) excludes 200,000 shares of Common Stock purchasable pursuant to the exercise of currently exercisable options.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid for services rendered during the fiscal years ended February 28, 2005, February 29, 2004, and February 28, 2003 to the Chairman and Chief Executive Officer. No other officers earned cash compensation in excess of $100,000 in fiscal 2005.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Other Annual Compensation
Richard A. Pomije, Chairman and CEO	2005	$96,650	$500	(2)
	2004	$5,643	$14,815	(1)
	2003	$86,000	$13,000	(1)

(1)	Automobile expenses.
(2)	Board member fees

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth information regarding options granted to the Named Executive Officer during the 2005 fiscal year.

No options were granted in fiscal 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

As of the date of this proxy, there were all outstanding options have been cancelled.

DIRECTORS' COMPENSATION

To date, BDC Capital, Inc. currently pays its Directors a $500.00 monthly fee.

BOARD OF DIRECTORS - COMMITTEES

2004 Committee Meetings

During the fiscal year ended February 28, 2005, the Board of Directors met approximately 6 times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Company's Board of Directors has not appointed an Audit Committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol BDCI. Thus, BDC Capital is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 2009 Iron Street, Bellingham, WA 98225. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile to ________________________________.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: August 9, 2005

By the Order of the Board of Directors

/s/ Richard Pomije

Chairman of the Board

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

BDC CAPITAL, INC.

TO BE HELD SEPTEMBER 13, 2005

By completing and returning this proxy to BDC Capital, Inc. (the "Company"), you will be designating Richard A. Pomije, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile to the Corporate offices at 11974 Portland Ave., Burnsville, MN 55337, fax (952) 890-7451.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of August 15, 2005, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and signing this proxy, the stockholder grants to Richard A. Pomije the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - RATIFY THE ADOPTION OF A RESOLUTION BY THE COMPANY'S BOARD OF DIRECTORS WHICH ALLOWS THE COMPANY TO ISSUE SHARES OF COMMON STOCK AT BELOW NET ASSET VALUE. Shall the Board Resolution allowing the Company to sell shares of its common stock below the current Net Asset Value of the stock, be approved and ratified?

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

PROPOSAL 2 - APPROVAL OF STRUCTURE OF PREFERRED SHARES. Shall the structure of Preferred Series A stock, as authorized by the Board, be approved?

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

PROPOSAL 3 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

                                                                                                                    YES             NO             ABSTAIN

                                            Richard A. Pomije                                            _____          _____             _____

                                            Jeff Mills                                                          _____          _____             _____

                                            Dan Janisch                                                     _____          _____             _____

PROPOSAL 4 - APPOINTMENT OF CARVER MOQUIST & O'CONNOR, LLC AS AUDITORS. Shall Carver Moquist & O'Connor, LLC be appointed as independent auditors for the Company:

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

PROPOSAL 5 - AUTHORIZATION TO ALLOW THE BOARD OF DIRECTORS THE AUTHORITY TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to grant authority to the Board of Directors to approve splits of the Company's common stock without shareholder approval:

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

PROPOSAL 6 - WITHDRAWAL AS BUSINESS DEVELOPMENT CORPORATION. Shall the Board of Directors be granted the authority, it its discretion, to withdraw the Company's election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940?

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

PROPOSAL 7 - APPROVAL OF BOARD OF DIRECTORS TO ISSUE WARRANTS AND/OR OPTIONS UNDER AN EMPLOYEE STOCK OPTIONS PLAN. Shall the Board of Directors be granted the authority to adopt an Employee Stock Option Plan, meeting the provisions of Section 61(a)(3)(A) of the Investment Company Act of 1940?

                                                                                                                    YES             NO             ABSTAIN

                                                                                                                  _____          _____             _____

___________________________________                                 ____________________________________

Shareholder Signature                                                                     Shareholder Signature

Printed Name:______________________                                     Printed Name:________________________

Number of Shares: _________________